Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 2/15/05


Blended Coupon 6.8754%


Excess Protection Level
3 Month Average   4.28%
June, 2000   4.86%
May, 2000   3.69%
April, 2000  N/A


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.33%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$6,607,972,797.02